SEASONS SERIES TRUST
(Class 2 Shares)
(Class 3 Shares)

Supplement to the Prospectuses

On September 11, 2003, the Board of Trustees of Seasons Series Trust, approved certain changes to the Focus TechNet Portfolio. Effective September 15, 2003, BAMCO, Inc. ("BAMCO"), pursuant to its Subadvisory Agreement with AIG SunAmerica Asset Management Corp., will assume subadvisory responsibilities for a component of the Focus TechNet Portfolio.

Under the heading "INFORMATION ABOUT THE SUBADVISERS" on page 47 of the Prospectus the following paragraph should be added:

BAMCO, INC. BAMCO is a New York corporation, located at 767 5th Avenue, 49th Floor, New York, New York 10153. As of June 30, 2003, BAMCO had approximately $5.4 billion in assets under management.

References under the heading "PORTFOLIO MANAGEMENT" on page 62 of the Prospectus should be revised to include the following:
PORTFOLIO	NAME, TITLE AND AFFILIATION OF PORTFOLIO MANAGER	EXPERIENCE

Focus TechNet Portfolio	Mitchell Rubin, CFA, JD Vice President and Portfolio Manager (BAMCO)	Mr. Rubin is the portfolio manager for the Baron iOpportunity Fund. From 1994 until joining BAMCO in November 1995, Mr. Rubin was an equity research analyst for Smith Barney in emerging growth stocks.

Dated: September 11, 2003